Exhibit 10.2

LOCK-UP AGREEMENT

July 5, 2007

PASW, Inc.

9453 Alcosta Boulevard

San Ramon, CA 94583-3929

Re:

PASW, INC., a Delaware corporation (“PASW”), VirnetX, Inc., a

Delaware corporation (“VirnetX”) and the Securityholders signatory hereto (each, a “Securityholder” and, collectively, the “Securityholders”)

Ladies and Gentlemen:

1.

Defined terms not otherwise defined in this agreement (the “Agreement”) shall have the meanings set forth in that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated June 12, 2007, between PASW, VirnetX Acquisition, Inc., a Delaware corporation, and VirnetX.  Pursuant to Section 4.1 of the Merger Agreement and in satisfaction of one of the covenants set forth under the terms of the Merger Agreement, the undersigned Securityholders irrevocably agree with PASW that, from the date hereof until July ___, 2008 (the “Restriction Period”), subject to any extension as provided in Paragraph 2 hereafter, each of such Securityholders will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Securityholder or any Affiliate of such Securityholder or any person in privity with such Securityholder or any Affiliate of such Securityholder), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Pubco Common Stock or any securities convertible into or which may be exercised to purchase any shares of Pubco Common Stock, acquired by the Securityholders in connection with the Merger or issued in connection with such securities (the “Securities”).  In order to enforce this covenant, PASW shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Agreement.

2.

In the event that all of the shares of Pubco Common Stock issued by PASW in connection with the Merger, upon conversion of the San Gabriel Convertible Debt (the “San Gabriel Shares”), have not been registered, pursuant to a registration statement filed with the SEC under the Securities Act, within nine (9) months after the Closing Date, the Restriction Period shall be extended for such period of time so that the San Gabriel Registrable Securities shall be available for sale pursuant to a resale registration statement, Rule 144 (or Rule 144(k), if applicable), promulgated under the Securities Act (“Rule 144”) and/or any other applicable exemption under the Securities Act, for a period of three (3) months prior to the expiration of the restriction of transfer of the Securities set forth in this Agreement (such extension period, along with the Restriction Period being hereinafter referred to as the “Extended Restriction Period”).

3.

Notwithstanding anything to the contrary contained herein, to the extent that at any time that this Agreement remains in effect, only a portion of the San Gabriel Shares have become available for sale for at least three (3) months, as described in Paragraph 2 above, the transfer restrictions set forth in this Agreement shall be released with respect to a percentage of each Securityholder’s Securities equal to the percentage of the total number of San Gabriel Shares that can be sold, as described Paragraph 2 above, until all San Gabriel Shares are available for sale at least three (3)  months, at which time this Agreement, and all restrictions on the transfer of the Securities contained herein, shall be terminated and of no further force or effect.

4.

Notwithstanding anything to the contrary contained herein, this Agreement, and all restrictions on the transfer of the Securities contained herein, will be terminated as of any date on or after the expiration of the Restriction Period, if the holders of the San Gabriel Shares do not elect to include all San Gabriel Shares in a registration statement in which registration rights were available and/or have not exercised their right to demand registration of the San Gabriel Shares, prior to such date, in each case as provided under the terms of the Registration Rights Agreement.

5.

Notwithstanding anything contained herein to the contrary, the Securityholders shall have the right, during the Restriction Period (or the Extended Restriction Period, as the case may be), to sell or otherwise transfer their Securities pursuant to a private sale or any other transaction not involving the public sale of such Securities, provided that, until such date that such Securities are no longer subject to restrictions on transfer under this Agreement: (i) any such Securities transferred shall remain “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act; (ii) all applicable transfer restriction legends shall not be removed from the certificates for such Securities; and (iii) the transferee(s) of any such Securities shall agree to be bound by the terms of this Agreement with respect to any such Securities transferred.

6.

It is specifically acknowledged and agreed that the shares of Pubco Common Stock subject to the transfer restrictions contained in this Agreement do not include either (i) shares of Pubco Common Stock issued in exchange and conversion of the Bridge Convertible Debt (the “Bridge Shares”) or (ii) the 800,000 shares of Pubco Common Stock underlying the Pubco Warrants issued pursuant to the provisions of the Merger Agreement (the “Merger Warrants”), and to the extent that a holder of Bridge Shares or Merger Warrants is required to execute this Agreement as a result of its also holding shares of Pubco Common Stock issued in exchange for Company Common Stock (the “Common Shares”), the restrictions on transfer contained herein shall apply only to such holder’s Common Shares and not its Bridge Shares or Warrant Shares, as the case may be.

7.

The undersigned Securityholders acknowledge that the execution, delivery and performance of this Agreement is a material inducement to PASW and VirnetX to complete the transactions contemplated by the Merger Agreement and that PASW and VirnetX shall be entitled to specific performance of each Securityholder’s obligations hereunder.  Each Securityholder hereby represents, severally and not jointly, that such Securityholder has the power and authority to execute, deliver and perform this Agreement, that each Securityholder has received adequate consideration therefor and that each such Securityholder will indirectly benefit from the closing of the transactions contemplated by the Merger Agreement.

8.

This Agreement may not be amended or otherwise modified in any respect without the written consent of PASW, VirnetX, and each Securityholder.  This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws.  Each of the undersigned parties hereby waives any right to a trial by jury.

9.

By its signature below, PASW’s Transfer Agent hereby acknowledges and agrees that, in accordance with this Agreement, it has placed irrevocable stop transfer instructions on all Securities covered by this Agreement, except for such rights to transfer the Securities, as provided in Paragraphs 3 and 5 hereof, until the end of the Restriction Period (or the Extended Restriction Period, as the case may be).  This Agreement shall be binding on successors and assigns of the Securityholders with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of PASW and VirnetX.

This Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

PASW, INC.

By: _______________________________

Name:

Title:

VIRNETX, INC.

By: _______________________________

Name:

Title:

Acknowledgement of Stop Order Instructions:

TRANSFER AGENT:

By: __________________________________

Name:

Title:

*** SECURITYHOLDER SIGNATURE PAGES FOLLOW***

Securityholder Signature Page to PASW, Inc. Lock-Up Agreement

The undersigned Securityholder agrees to comply with the restrictions on transfer set forth in this Agreement.

SECURITYHOLDER:

By:_________________________________

Name:

Title:

Address for Notice:

Number of shares of  Pubco Common Stock

_____________________________________________________________________________

Number of shares of Pubco Common Stock subject to warrants, options, debentures or other convertible securities.